UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2026

ARTIFICIAL INTELLIGENCE TECHNOLOGY SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55079	27-2343603
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10800 Galaxie Avenue
 Ferndale, Michigan, United States 48220
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (877) 787-6268

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

When used in this Current Report on Form 8-K, unless otherwise indicated, the terms the "Company," "our," or "we" refer to Artificial Intelligence Technology Solutions Inc. and its subsidiaries.

Item 3.03 Material Modification to Rights of Security Holders.

On February 19, 2026, the Company obtained written consent from the holder of its Series E Preferred Stock, representing approximately 67.7% of the total voting power, to approve a strategic capital realignment. This realignment includes an increase in authorized common shares and a pending 1-for-100 reverse stock split. The increase in authorized shares provides the Company with additional liquidity to meet contractual obligations but may result in significant future dilution for existing common shareholders. The reverse stock split has been submitted to FINRA for processing and remains pending review.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 19, 2026, the Board of Directors and a majority of the Company's voting power approved a Certificate of Amendment to the Articles of Incorporation to increase the number of authorized common shares from 27,500,000,000 to 31,300,000,000. In accordance with Rule 14c-2 under the Securities Exchange Act of 1934, the Company will not file the Certificate of Amendment with the Secretary of State of Nevada until at least 20 calendar days after the Definitive Information Statement has been distributed to shareholders of record. The Company intends to withdraw this authorized share expansion if the pending reverse stock split is implemented prior to the effective date of this increase.

Item 7.01 Regulation FD Disclosure.

On February 23, 2026, the Company issued a press release titled "AITX Announces Strategic Capital Realignment to Support Long Term Objectives". The press release notes management's target of attaining positive cash flow by May 2026.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Item 7.01 and Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01. EXHIBITS

Exhibit No.	Description

99.1	February 23, 2026 Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2026	ARTIFICIAL INTELLIGENCE TECHNOLOGY SOLUTIONS INC.

/s/ Steven Reinharz
	Name:	Steven Reinharz
	Title:	Chief Executive Officer